UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2008

____________________

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

1811 Bering Drive, Suite 200
Houston, Texas 77057
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On May 2, 2008, ICO, Inc. (the “Company”) entered into Amendment No. 4 to Credit Agreement (“Amendment No. 4”) with KeyBank, National Association and Wells Fargo Bank, National Association (“Lenders”) amending our Credit Agreement with the Lenders dated as of October 27, 2006, as previously amended by Amendment No. 1 and Waiver to Credit Agreement, dated April 25, 2007; Amendment No. 2 to Credit Agreement, dated June 25, 2007; and Amendment No. 3 and Waiver to Credit Agreement, dated October 1, 2007 (the “Credit Agreement”).

Prior to Amendment No. 4, the Credit Agreement provided a five-year $45,000,000 credit facility (“Credit Facility”), consisting of a five-year $30,000,000 revolving credit facility (“Revolver”) and a five-year $15,000,000 term loan.  As a result of Amendment No. 4, the Revolver portion of the Credit Facility is increased by $5,000,000 to $35,000,000.  Amendment No. 4 also amends the Credit Agreement by, among other things, extending the term of the Credit Agreement by one year to October 27, 2012, modifying the definition of “material foreign indebtedness” from $5,000,000 to $7,500,000 and increasing the “swing line facility” from $1,500,000 to $2,500,000 (all as more fully described in Exhibit 10.1 hereto).

The foregoing description of Amendment No. 4 is qualified entirely by reference to the full text of Amendment No. 4, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

The aforementioned Amendment No. 1 and Waiver to Credit Agreement, dated April 25, 2007, was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 26, 2007.

The aforementioned Amendment No. 2 to Credit Agreement, dated June 25, 2007, was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 29, 2007.

The aforementioned Amendment No. 3 and Waiver to Credit Agreement, dated October 1, 2007 (“Amendment No. 3”), which the Company does not believe to be material, amended the Credit Agreement to allow certain indebtedness in the form of a guarantee by the Company to a supplier, and is also filed herewith and described herein for the sake of completeness.  The foregoing description of Amendment No. 3 is qualified entirely by reference to the text of Amendment No. 3, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01  Financial Statements and Exhibits

(d) Exhibits

10.1          Amendment No. 4 to Credit Agreement, dated May 2, 2008, by and among ICO, Inc., Bayshore Industrial L.P. and ICO Polymers North America, Inc. (as “Borrowers”); KeyBank National Association, Wells Fargo Bank, National Association and the Other Lending Institutions Named Herein (as “Lenders”); and KeyBank National Association (as “an LC Issuer, Lead Arranger, Bookrunner and Administrative Agent”); and Wells Fargo Bank, National Association (as “Swing Line Lender”).

10.2          Amendment No. 3 and Waiver to Credit Agreement, dated October 1, 2007, by and among ICO, Inc., Bayshore Industrial L.P. and ICO Polymers North America, Inc. (as “Borrowers”); KeyBank National Association, Wells Fargo Bank, National Association and the Other Lending Institutions Named Herein (as “Lenders”); and KeyBank National Association (as “an LC Issuer, Lead Arranger, Bookrunner and Administrative Agent”); and Wells Fargo Bank, National Association (as “Swing Line Lender”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: May 8, 2008	By:	/s/ Bradley T. Leuschner
	Name:	Bradley T. Leuschner
	Title:	Chief Financial Officer and Treasurer